STOCK PURCHASE AGREEMENT
                            ------------------------

                  This STOCK PURCHASE AGREEMENT, dated as of October 3, 2006 (this "AGREEMENT"), is by and among Valentis SB, L.P., a Delaware limited partnership ("WEXFORD"), Antony Lundy, ("LUNDY" and together with Wexford, the "SELLERS" and each individually a "SELLER"), Avista Capital Partners, L.P., a Delaware limited partnership ("AVISTA"), and Avista Capital Partners (Offshore), L.P. ("AVISTA OFFSHORE" and together with Avista the "BUYERS" and each individually a "BUYER" and together with Sellers the "PARTIES").

                                    RECITALS
                                    --------

                  A. Lundy desires to sell 140,768 shares of Common Stock, par value $0.01 and Wexford desires to sell 4,254,242 shares of Common Stock, par value $0.01 (collectively, the "SHARES"), of Geokinetics Inc., a Delaware corporation (the "COMPANY") to Buyers.

                  B.       Buyers desire to purchase the Shares from Sellers.

C. The Parties desire to enter into this Agreement.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed as follows:

                  SECTION 1.  Sale of the Shares.

                  1.1. Sale. Subject to the terms and conditions set forth in this Agreement, Sellers hereby sell, assign, transfer and convey to Buyers and Buyers acquire and purchase from Sellers, all right, title and interest of Sellers, in and to the Shares, in such proportions as set forth on Schedule 1.1, in exchange for an aggregate amount $7,471,517 ($1.70 per share) paid to Sellers via wire transfer in such proportions as set forth on Schedule 1.1, on the date hereof pursuant to Sellers' wire instructions previously submitted to Buyers.

                  1.2. Delivery of Certificates. Concurrently herewith, Sellers are delivering to Buyers the stock certificates representing the Shares, together with duly endorsed stock powers (and if requested, with signature guarantees) in the form attached hereto as Exhibit A.

                  SECTION 2. Representations and Warranties of Sellers. Each Seller individually hereby represents and warrants:

                  2.1. Organization and Valid Existence. To the extent Seller is not a natural person, Seller is duly formed and validly existing under the laws of the state of its formation with full right, power and authority to execute, deliver and perform this Agreement.



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                  2.2.     Authorization. The execution, delivery, and
performance of this Agreement is within Seller's powers and (to the extent Seller is not a natural person) has been duly authorized by all requisite action. This Agreement has been duly and validly executed and delivered by Seller and (assuming the due authorization, execution and delivery by Buyers and the other Seller) this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

                  2.3. No Conflict. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, shall: (a) to the extent Seller is not a natural person, conflict with or violate any provision of Seller's organizational documents; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under any terms, conditions or provisions of, or otherwise interfere with, any contract or any other instrument or obligation to which Seller is bound; (c) conflict with, violate or result in a breach of, or constitute a default under, any law, statute, rule, judgment, order, decree, injunction, ruling or regulation of any governmental entity to which Seller is subject; or (d) require Seller to give notice to, or obtain an authorization, approval, order, license, franchise, declaration or consent of, or make any filing with, any third party, including without limitation, any governmental entity.

                  2.4. Seller's Title to the Shares. Seller is the sole and exclusive record and beneficial owner of those Shares attributed to Seller on
Schedule 1.1 free and clear of any and all liens or other encumbrances of any type.

                  2.5. Non-Reliance. Buyers may be, and Seller is proceeding on the assumption that Buyers are, in possession of material, non-public information concerning the Company and its direct and indirect subsidiaries (the "INFORMATION") which is not or may not be known to Seller and that Buyers have not disclosed to Sellers; (ii) Seller is voluntarily assuming all risks associated with the sale of the Shares to Buyers and expressly warrants and represents that (x) Buyers have not made, and Seller disclaims the existence of or its reliance on, any representation by either Buyer concerning the Company or the Shares (other than those expressly set forth herein) and (y) it is not relying on any disclosure or non-disclosure made or not made, or the completeness thereof, in connection with or arising out of the sale of the Shares, and therefore has no claims against Buyers with respect thereto; (iii) if any such claim may exist, Seller, recognizing its disclaimer of reliance and Buyers' reliance on such disclaimer as a condition to entering into this transaction, covenants and agrees not to assert it against Buyers or any of their respective officers, directors, shareholders, partners, representatives, agents or affiliates; and (iv) Buyers shall have no liability, and Seller waives and releases any claim that it might have against Buyers or their respective officers, directors, shareholders, partners, representatives, agents and affiliates whether under applicable securities law or otherwise, based on Buyers' knowledge, possession or nondisclosure to Seller of the Information.



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



                  SECTION 3. Representations and Warranties of Buyers. Each Buyer hereby represents and warrants:

                  3.1. Organization and Valid Existence. Buyer is a Delaware limited partnership duly formed and validly existing under the laws of the state of its formation with full right, power and authority to execute, deliver and perform this Agreement.

                  3.2. Authority; Due Execution; Validity of Agreement. The execution, delivery and performance by Buyer of this Agreement have been authorized by all necessary corporate action on behalf of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and (assuming the due authorization, execution and delivery by Sellers) this Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

                  3.3. No Conflict. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, shall: (a) conflict with or violate any provision of Buyer's organizational documents; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under any terms, conditions or provisions of, or otherwise interfere with, any contract or any other instrument or obligation to which Buyer is bound; (c) conflict with, violate or result in a breach of, or constitute a default under, any law, statute, rule, judgment, order, decree, injunction, ruling or regulation of any governmental entity to which Buyer is subject; or (d) require Buyer to give notice to, or obtain an authorization, approval, order, license, franchise, declaration or consent of, or make any filing with, any third party, including without limitation, any governmental entity.

                  3.4. Investment Intent. Buyer is acquiring its proportion of the Shares for investment and not with a view toward any distribution thereof. Buyer will not sell or otherwise transfer its Shares except in compliance with all applicable federal and state securities laws.

                  SECTION 4. Survival. Each of the representations, warranties, covenants and agreements of the Parties in this Agreement shall survive the consummation of the transactions contemplated hereby.

                  SECTION 5. Governing Law; Submission to Jurisdiction. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), shall be governed by and construed in accordance with the internal laws of the State of New York. Any action against any Party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of New York, and the Parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of New York over any such action. The parties hereby irrevocably waive, to the fullest




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extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any such action brought in such court or any defense of inconvenient forum for the maintenance of such action.

                  SECTION 6. Entire Agreement. This Agreement constitutes the full and entire agreement among the Parties with regard to the subject hereof, and supersedes all prior negotiations, representations, promises or warranties (oral or otherwise) made by any Party with respect to the subject matter hereof. No Party has entered into this Agreement in reliance upon any other Party's prior representation, promise or warranty (oral or otherwise) except for those that may be expressly set forth in this Agreement.

                  SECTION 7. Amendments. No amendment, modification or waiver in respect of this Agreement shall be effective unless it shall be in writing and signed by each of the Parties.

                  SECTION 8. Third Party Beneficiaries. Nothing in this Agreement, express or implied, shall give to any person other than the parties hereto any benefit or any legal or equitable right, remedy or claim under this Agreement.

                  SECTION 9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that all of the Parties need not sign the same counterpart. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts, provided that receipt of copies of such counterparts is confirmed.


                            [SIGNATURE PAGE FOLLOWS]




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



                  IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.



                                            Valentis SB, L.P.
                                            By: Valentis SB GP, LLC, its general
                                                partner


                                            By:  /s/
                                               ---------------------------------
                                            Name: Arthur Amron
                                                  Title: Vice President




                                            /s/
                                            ------------------------------------
                                            Antony Lundy


                                            AVISTA CAPITAL PARTNERS, L.P.


                                            By: AVISTA CAPITAL PARTNERS GP, LLC,
                                                its general partner


                                            By:  /s/
                                               ---------------------------------
                                               Ben Silbert
                                               General Counsel


                                            AVISTA CAPITAL PARTNERS (OFFSHORE),
                                            L.P.


                                            By: AVISTA CAPITAL PARTNERS GP, LLC,
                                                its general partner


                                            By:  /s/
                                               ---------------------------------
                                               Ben Silbert
                                               General Counsel




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



                                  SCHEDULE 1.1

--------------------------------------------------------------------------------
                                 WEXFORD'S SALES
                                 ---------------
--------------------------------------------------------------------------------
BUYERS                                      NUMBER OF SHARES     PURCHASE PRICE
------------------------------------------ ----------------- -------------------
------------------------------------------ ----------------- -------------------
Avista Capital Partners, L.P.                      3,988,352     $ 6,780,198.40
------------------------------------------ ----------------- -------------------
------------------------------------------ ----------------- -------------------
Avista Capital Partners (Offshore), L.P.             265,890      $  452,013.00
------------------------------------------ ----------------- -------------------
------------------------------------------ ----------------- -------------------
TOTAL                                              4,254,242     $ 7,232,211.40
------------------------------------------ ----------------- -------------------


--------------------------------------------------------------------------------
                                 LUNDY'S SALES
                                 -------------
--------------------------------------------------------------------------------
BUYERS                                      NUMBER OF SHARES     PURCHASE PRICE
------------------------------------------ ----------------- -------------------
Avista Capital Partners, L.P.                        131,970      $  224,349.00
------------------------------------------ ----------------- -------------------
------------------------------------------ ----------------- -------------------
Avista Capital Partners (Offshore), L.P.               8,798      $   14,956.60
------------------------------------------ ----------------- -------------------
------------------------------------------ ----------------- -------------------
TOTAL                                                140,768      $  239,305.60
--------------------------------------------------------------------------------










                                  Schedule 1.1
                          to Stock Purchase Agreement

                                    EXHIBIT A
                                    ---------

                                   STOCK POWER
                                   -----------

                              STOCK TRANSFER POWER
                              --------------------


                  FOR VALUE RECEIVED, _____________does hereby sell, assign and transfer unto ____________________, a Delaware limited partnership, _______ shares of Common Stock, par value $0.01, of Geokinetics Inc. (the "Corporation"), a Delaware corporation, registered in the name of _______________ and represented by Certificate No. [___] attached hereto, and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.



Date:  _____________________

                                            [Seller]


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________







                                   Exhibit A
                          to Stock Purchase Agreement